                                                                   Exhibit 10.34

FORM G-SPACE PERMIT-DMH 9/03

            THIS PERMIT SHALL NOT BE BINDING UPON THE PORT AUTHORITY
              UNTIL DULY EXECUTED BY AN EXECUTIVE OFFICER THEREOF
                      AND DELIVERED TO THE PERMITTEE BY AN
                AUTHORIZED REPRESENTATIVE OF THE PORT AUTHORITY

                 THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY
                              225 Park Avenue South
                            New York, New York 10003

                           DOWNTOWN MANHATTAN HELIPORT
                                  SPACE PERMIT

            The Port Authority of New York and New Jersey (herein called "the Port Authority") hereby grants to the Permittee hereinafter named permission to use the space described below located in the terminal building at the Downtown Manhattan Heliport (herein called "the Heliport") situated on East River Pier No. 6 in the Borough of Manhattan, County, City and State of New York, for the purposes hereinafter specified and in accordance with the Terms and Conditions and all other components hereof attached hereto and the Permittee agrees to pay the fees hereinafter specified and to perform all other obligations imposed upon it in this Permit.

1.    PERMIT NO:      AX-776     DATED AS OF:     December 1, 2004

2.    PERMITTEE:      US Helicopter Corporation a corporation of the State of
                      Delaware

3.    PERMITTEE'S ADDRESS:      Sikorsky Memorial Airport
                                Main Terminal, Second Floor
                                1000 Great Meadow Road
                                Stratford, CT 06615
                                Attn: Gabe Roberts

4.    PERMITTEE'S REPRESENTATIVE: Jerry Murphy

5. SPACE: The area on the second floor of the terminal building shown in diagonal hatching and designated Room 216 (hereinafter called "Area A") on "Exhibit A" attached hereto and hereby made a part hereof, the aforementioned constituting non-residential real property.

6.    PURPOSES: As set forth in Special Endorsement No. I.

7.    FEES: As set forth in Special Endorsement No. 5.

8. EFFECTIVE DATE: December 1, 2004, subject to the provisions of Section 1 of the Terms and Conditions hereof.

9. EXPIRATION DATE: November 30, 2007, unless sooner revoked or terminated as provided in the Permit.

10.   ENDORSEMENTS ANNEXED AT TIME OF ISSUANCE: 23.1, Specials

THE PORT AUTHORITY OF
NEW YORK AND NEW JERSEY                  US HELICOPTER CORPORATION
                                         ----------------------------
                                           Permittee

By _________________________________     By   /s/ George J. Mehm, Jr
                                              ----------------------------
                                              GEORGE J. MEHM, JR

(Title)_____________________________     (Title)  Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

                              TERMS AND CONDITIONS

1. If for any reason whatsoever, whether due to occupancy or use of any portion of the Space by another party or otherwise, the Port Authority does not make the Space available to the Permittee by the Effective Date of the Permit, the Effective Date shall be that subsequent date on which the Port Authority makes the Space available by giving five days' notice thereof to the Permittee and the Port Authority shall not incur any liability to the Permittee and the Permittee shall not be entitled to any allowance or recompense on account of such delayed availability, but if any delay in making the Space available to the Permittee shall continue for more than sixty days beyond the Effective Date specified on the face of the Permit, the Permit shall be deemed of no further force and effect without the need for notice by either party or the execution of any further instrument and each party shall be deemed released from all liability to the other hereunder.

2. The Permittee understands and acknowledges that the Heliport is not and is likely not to be open for regular flight operations on a daily, around-the-clock basis and that use of the Space shall not be available to it and it shall not have access to the Space when the Heliport is closed thereto. Accordingly the Permittee agrees that it may use and have access to the Space only during such times as the Heliport is open for regular flight operations and not otherwise, the schedule for same to be established by the Port Authority from time to time in its sole discretion. It is expected that the Heliport initially will be open for regular flight operations 7:00 a.m. to 7:00 p.m., Monday through Friday exclusive of holidays, the same being subject to change at any time and from time to time within the complete discretion of the Port Authority upon at least five days' written notice to the Permittee except where emergency conditions do not permit such notice.

3. (a) The Port Authority shall have no responsibility to secure the Space or to provide surveillance over same or any security device or system with respect thereto. The Permittee shall assume the risk of theft, loss, damage or destruction to any property of the Permittee and that over which it has custody or control or with respect to which it is obligated hereunder or otherwise, and the Permittee hereby releases the Port Authority therefrom.

      (b) The Permittee shall fully indemnify and hold harmless the Port Authority and its Commissioners, officers, representatives and employees from and against all damages, demands, claims and suits, just or unjust, of third persons (including but not limited to employees, officers and agents of the Port Authority or the Permittee) arising out of, in connection with, or relating to the Permittee's use of the Space pursuant to the privileges granted by this Permit, including but not limited to the use of the Heliport itself or any lands or property in proximity thereto, or in connection with any default or action or omission by the Permittee under this Permit, or any violation of any law, rule, statute or ordinance by the Permittee, and for all expenses incurred by it and by them in the defense, settlement or satisfaction thereof, including without limitation thereto, claims and demands for death, for personal injury or for property damage, direct or

Terms and Conditions
consequential, whether they arise from the acts or omissions of the Permittee, the Port Authority or of other third persons, including claims and demands of the City of New York against the Port Authority pursuant to the provisions of the Basic Lease whereby the Port Authority has agreed to indemnify the City.

      (c) The Permittee shall take good care of the Space and promptly replace, repair and rebuild all or any or part of the Heliport, or any property of the Port Authority located thereon which may be damaged or destroyed by the Permittee's operations hereunder, or by those of its officers, employees or agents provided, however, that if the Port Authority elects by notice to the Permittee to perform or has performed said repair, replacement or rebuilding, the Permittee shall pay the cost thereof to the Port Authority upon demand. No such replacement, repair or rebuilding shall be performed without the prior written consent of the Port Authority.

      (d) In the event of any injury or death to any person at the Heliport or in proximity thereto when caused by the Permittee's operations, or damage to any property at the Heliport or in proximity thereto when caused by the Permittee's operations, the Permittee shall immediately notify the Port Authority and promptly thereafter furnish to the Port Authority copies of all reports given to the Permittee's insurance carrier.

4. The Permittee shall promptly comply with all directions, procedures and orders given from time to time and at any time by the Manager of Port Authority Heliports with respect to the exercise of the privileges granted hereunder. The Port Authority may at any time and from time to time withdraw or modify any of the said directions, procedures and orders. Without limiting the generality of the foregoing, the Permittee shall have the right to utilize in its operations, hereunder solely those means of ingress and egress to and from the Space and those portions of the Heliport to which it is afforded access for the conduct of its business as may be directed from time to time by the Manager of Heliport who also shall have the right to prescribe the type of material, carriers or handcarts which will be permitted to be used on the Heliport to the exclusion of all other types.

5. Without limiting any other provisions of this Permit and notwithstanding any use of the word "occupancy" herein, it is specifically understood and agreed that no landlord-tenant relationship is or shall be deemed created by this Permit, and that the Permittee shall not have or be deemed to have been given any right of occupancy (as distinguished from use) of the Space or the Heliport.

6. The Permittee agrees that all references to the Heliport in press releases, advertisements and schedules shall refer to the Heliport as "THE DOWNTOWN MANHATTAN HELIPORT".

7. The words "permission" and "privilege" are used interchangeably in this Permit.

8. (a) The Permittee, in its own name as insured and with the Port Authority included as an additional insured, shall obtain, maintain in effect and pay the premiums during the effective period of the permission granted hereunder policies of commercial general liability and automobile general liability insurance. Each of such policies of commercial general liability insurance and automobile general liability insurance shall provide a combined single limit of at

Terms and Conditions
least $2,000,000 and $2,000,000, respectively, covering property damage and bodily injury, including death, per occurrence. The said policies of insurance shall also provide or contain a contractual liability endorsement covering the obligations assumed by the Permittee under paragraph (b) of Section 3 hereof, none of the foregoing to contain any care, custody or control exclusions or any exclusion for bodily injury to or sickness, disease or death of any employee of the Permittee which would conflict with or in any way impair coverage on the contractual liability endorsement. The automobile liability policy shall cover owned, non-owned and hired vehicles with automatic coverage of newly-acquired vehicles.

      (b) The said policies of insurance shall provide or contain an endorsement providing that the protections afforded the Permittee thereunder with respect to any claim or action against the Permittee by a third person shall pertain and apply with like effect with respect to any claim or action against the Permittee by the Port Authority, but such endorsement shall not limit, vary, change, or affect the protections afforded the Port Authority thereunder as an additional insured. In addition, the insurance required hereunder shall provide or contain an endorsement providing that the protections afforded the Port Authority thereunder with respect to any claim or action against the Port Authority by the Permittee shall be the same as the protections afforded the Permittee thereunder with respect to any claim or action against the Permittee by a third person as if the Port Authority were the named insured thereunder. Notwithstanding the minimum limits set forth herein it is specifically understood and agreed that the Port Authority shall have the right upon notice to the Permittee given from time to time and at any time to require the Permittee to increase any or all of the said limits and the Permittee shall promptly comply therewith and submit a satisfactory certificate or certificates evidencing the same to the Port Authority.

      (c) Certified copies of the above policies or a certificate or certificates evidencing the existence thereof or binders shall be delivered to the Port Authority within ten (10) days after the execution of this Permit. In the event any binder is delivered, it shall be replaced within thirty (30) days by a certified copy of the policy or certificate. Such copies, certificate, certificates or binders shall contain a valid provision or endorsement that the policy or policies may not be cancelled, terminated, changed or modified without giving thirty (30) days' written notice thereof to the Port Authority. A renewal policy shall be delivered to the Port Authority at least fifteen (15) days prior to the expiration date of each expiring policy, except for any policy expiring after the date of expiration of the effective period of this Permit, as the same may from time to time be extended. Each certified copy of the foregoing required policies of insurance or each certificate thereof shall contain an additional endorsement providing that the insurance carrier shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority, or the provisions of any statutes respecting suits against the Port Authority. If at any time any of the policies shall be or become unsatisfactory to the Port Authority as to form or substance or if the companies issuing such policies shall be or become unsatisfactory to the Port Authority, the Permittee shall promptly obtain a new and satisfactory policy in replacement and submit a true and complete copy of same to the Port Authority.

Terms and Conditions

9. For the purpose of this Permit, a default by the Permittee in keeping, performing or observing any promise, term, obligation or agreement set forth herein on the part of the Permittee to be kept, performed or observed shall be deemed to have occurred and include the following, whether or not the time has yet arrived for the keeping, performance or observance of any such promise, obligation, term or agreement and whether or not such promise, obligation, term or agreement is part of this Permit or any other permit, lease or other agreement to which the Permittee is a party with respect to the Heliport (herein called "Other Agreement"): a statement by the Permittee to any representative of the Port Authority indicating that it cannot or will not keep, perform or observe any one or more of its promises, obligations, terms or agreements under this Permit or Other Agreement; any act or omission of the Permittee or any other occurrence which makes it improbable at the time that it will be able to keep, perform or observe any one or more of its promises, terms, obligations or agreements under this Permit or Other Agreement; any suspension of or failure to proceed with any part of the operations to be conducted by the Permittee which makes it improbable at the time that it will be able to keep, perform or observe any one or more of its promises, obligations, terms or agreements under this Permit or Other Agreement and any default under or breach of said Other Agreement.

10. (a) It is hereby expressly understood by the Permittee that the Port Authority does not and shall not be deemed to have made any representations or assurances to the Permittee as to the adequacy of the Space and facilities being made available to the Permittee. The Permittee hereby assumes all risks, exposures, delays and inconveniences resulting from the foregoing or from any other cause or condition whatsoever.

      (b) The Permittee accepts the Space in an "as is" condition and expressly and knowingly waives any and all claims that the Space and the Heliport and each and every part thereof, are not or at the time of the commencement of or during the period of permission hereof were not, in suitable repair or condition for use under this Permit.

      (c) The Permittee shall not at any time make any claim against the Port Authority by way of reduction, offset, counterclaim, charge, or otherwise, for damage arising from or consequent upon any repairs that the Port Authority or others, including the Permittee may do or cause to be done pursuant to the provisions of this Permit or in consequence of the use of the Space by the Permittee or otherwise.

11. (a) Any property of the Permittee placed on or kept at the Space by virtue of this Permit shall be removed on or before the expiration or earlier revocation or termination of the permission hereby granted. If the Permittee shall have installed any fence, gate, door or other means of security on or about, or made any alterations of, the Space without the express written consent of the Port Authority, the Port Authority reserves the right at any time to require the Permittee immediately to remove, all or part of the same as directed by the Manager of the Heliport and to restore the Space to its condition and appearance as of the Effective Date of the Permit. If the Permittee shall have made any installations or alterations with the consent of the Port Authority, the Port Authority shall nonetheless have the right to compel the Permittee to remove all or part of the same as so directed by the Manager of the Heliport and to effect such restoration as aforesaid by the expiration or earlier termination of the Permit if notice directing such removal/restoration is given prior thereto but, if such notice is given at or within ninety

Terms and Conditions
days after such expiration or earlier termination, then to effect same promptly after the giving of same.

      (b) If the Permittee shall so fail to remove such property, installation or alteration and make such restoration upon the expiration or earlier revocation or termination hereof, the Port Authority may at its option, as agent for the Permittee and at the risk and expense of the Permittee, remove such installation or alteration, in whole or in part, and make such restoration, remove such property to a public warehouse or retain the same in its own possession and in either event after the expiration of thirty days may sell the same at public auction; the proceeds of any such sale shall be applied first to the expenses of removal, sale and storage, second to any sums owed by the Permittee to the Port Authority; any balance remaining shall be paid to the Permittee. Any excess of the total cost of removal, restoration, storage and sale over the proceeds of sale shall be paid by the Permittee to the Port Authority upon demand.

12. Upon execution of this Permit by the Permittee, the Permittee shall pay to the Port Authority all unpaid fees and other monies due and payable under the Permit as of the date of such execution.

13. The permission hereby granted shall take effect upon the Effective Date hereinbefore set forth. Notwithstanding any other term or condition hereof, it may be revoked without cause, upon thirty days' written notice, by the Port Authority or terminated without cause, upon thirty days' written notice by the Permittee, provided, however, that it may be revoked on twenty-four hours' notice if the Permittee shall fail to keep, perform and observe each and every promise, agreement, condition, term and provision contained in this Permit or Other Agreement, including but not limited to the obligation to pay fees, rents or other charges. Unless sooner revoked or terminated, such permission shall expire in any event upon the Expiration Date hereinbefore set forth. Revocation or termination shall not relieve the Permittee of any liabilities or obligations hereunder which shall have accrued on or prior to the effective date of revocation or termination.

14. Notwithstanding any other provisions of this Permit, the permission hereby granted shall in any event terminate with the expiration or termination of the lease of The Downtown Manhattan Heliport from The City of New York (herein sometimes called "the City") to the Port Authority under the agreement between the City and the Port Authority made March 1, 1986, as the same from time to time may have been or may be supplemented or amended (herein referred to as "the Basic Lease"). No greater rights or privileges are hereby granted to the Permittee than the Port Authority has power to grant under the Basic Lease.

15. The rights granted hereby shall be exercised by the Permittee acting only through the medium of its officers and employees, and the Permittee shall not, without the written approval of the Port Authority, exercise such rights through the medium of any other person, corporation or legal entity. The Permittee shall not assign or transfer this Permit or any of the rights granted hereby.

16. This Permit does not constitute the Permittee the agent or representative of the Port Authority for any purpose whatsoever.

Terms and Conditions

17. The operations of the Permittee, its employees, invitees and those doing business with it shall be conducted in an orderly and proper manner and so as not to annoy, disturb or be offensive to others at the Heliport. The Port Authority shall have the right to object to the Permittee as to the demeanor, conduct and appearance of the Permittee's employees, invitees and those doing business with it, whereupon the Permittee will take all steps necessary to remove the cause of the objection.

18. In the use of the aircraft ramp areas, vehicle loading/unloading area, if and to the extent available, driveways, corridors, hallways, stairs and other common areas and facilities of the Heliport as a means of ingress and egress to, from and about the Space and the various parts of the Heliport and the public street or way and otherwise for the purposes for which they were designed and also in the use of portions of the Heliport to which the general public is admitted, the Permittee shall conform (and shall require its employees, invitees and others doing business with it to conform) to the Rules and Regulations of the Port Authority which are now in effect or which may hereafter be adopted for the safe and efficient operation of the Heliport.

19. The Permittee, its employees, invitees and others doing business with it shall have no right hereunder to park vehicles at the Heliport unless specifically provided by a separate permit and then only in accordance therewith.

20.   Without limiting the generality of the terms and conditions of Paragraph
(a) of Section 3 hereof, the Permittee further covenants and agrees that neither the City nor the Port Authority shall be liable for any damage, injury, or liability that may be sustained by the Permittee or any other person whatsoever, arising from or out of the Permittee's use of the Heliport, including but not limited to damage by the elements, leakage, obstruction, or other defect of water pipes, gas pipes, sprinkler system, soil pipes, ramp area fire-fighting system, electric apparatus, other leakage in or about the Heliport or the operation of such sprinkler or fire-fighting system, or the condition of the Heliport or any part thereof; and the Permittee hereby expressly releases and discharges the Port Authority and the City from any and all demands, claims, actions and causes of action arising from any of the aforesaid.

21. The Permittee represents that it is the owner of or fully authorized to use or sell any and all services, processes, machines, articles, marks, names or slogans used or sold by it in its operations under or in any wise connected with this Permit. Without in any wise limiting its obligations under Section 3 hereof the Permittee agrees to indemnify and hold harmless the Port Authority, its Commissioners, officers, employees, agents and representatives of and from any loss, liability, expense, suit or claim for damage in connection with any actual or alleged infringement of any patent, trademark or copyright, or arising from any alleged or actual unfair competition or other similar claim arising out of the operations of the Permittee under or in any wise connected with this Permit.

22. The Port Authority shall have the right at any time and as often as it may consider it necessary to inspect the Space and equipment of the Permittee, any services being rendered, and any activities or operations of the Permittee hereunder. Upon request of the Port Authority, the Permittee shall operate or demonstrate any process or other activity being carried on by the Permittee hereunder. Upon notification by the Port Authority of any deficiency in any

Terms and Conditions
equipment, the Permittee shall immediately make good the deficiency or withdraw the piece of equipment from service, and provide a satisfactory substitute.

23. No signs, posters or similar devices shall be erected, displayed or maintained by the Permittee in view of the general public or any permittee or occupant of other space at the Heliport without the written approval of the Manager of the Heliport; and any not approved by him may be removed by the Port Authority at the expense of the Permittee.

24. The Permittee's Representative, hereinbefore specified, (or such substitute as the Permittee may hereafter designate in writing) shall have full authority to act for the Permittee in connection with this Permit and any things done or to be done hereunder, and to execute on the Permittee's behalf any amendments or supplements to this Permit or any extension thereof and to give and receive notices hereunder.

25.   As used herein:

      (a) The term "Executive Director" shall mean the person or persons from time to time designated by the Port Authority to exercise the powers and functions vested in the Executive Director by this Permit; but until further notice from the Port Authority to the Permittee it shall mean the Executive Director of the Port Authority for the time being or his duly designated representative or representatives.

      (b) "The Downtown Manhattan Heliport", "Heliport" or "Facility" shall mean the lands under water and the structures and improvements thereon in the Borough of Manhattan, City, County and State of New York, which are shown in stipple upon the Exhibit A attached to the Basic Lease.

      (c) The terms "Manager of the Heliport" or "Manager of Port Authority Heliport" shall mean the person or persons from time to time designated by the Port Authority to exercise the powers and functions vested in the Manager by this Permit; but until further notice from the Port Authority to the Permittee it shall mean the Manager for temporary or Acting Manager) of Port Authority Heliports for the time being, or his duly designated representative or representatives.

26. A bill or statement may be rendered or any notice or communication which the Port Authority may desire to give the Permittee shall be deemed sufficiently rendered or given if the same be in writing and sent by certified or registered mail addressed to the Permittee at the address specified on the first page hereof or at the latest address that the Permittee may substitute therefor by notice to the Port Authority, or left at such address, or delivered to the Permittee's Representative, and the time of rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is mailed, left or delivered as herein provided. Any notice from the Permittee to the Port Authority shall be validly given if sent by certified or registered mail addressed to the Executive Director of the Port Authority at 225 Park Avenue South, New York, NY 10003 or at such other address as the Port Authority shall hereafter designate by notice to the Permittee.

Terms and Conditions

27. The Permittee agrees to be bound by and comply with the provisions of all endorsements, if any, annexed to the Permit at the time of issuance.

28. If the Permittee should fail to pay any amount required under this Permit when due to the Port Authority, including without limitation any payment of any fixed or variable fee or any payment of utility or other charges, or if any such amount is found to be due as the result of an audit, then, in such event, the Port Authority may impose (by statement, bill or otherwise) a late charge with respect to each such unpaid amount or each late charge period (hereinbelow described) during the entirety of which such amount remains unpaid, each such late charge not to exceed an amount equal to eight-tenths of one percent of such unpaid amount for each late charge period. There shall be twenty-four late charge periods on a calendar year basis; each late charge period shall be for a period of at least fifteen (15) calendar days except one late charge period each calendar year may be for a period of less than fifteen (but not less than thirteen) calendar days. Without limiting the generality of the foregoing, late charge periods in the case of amounts found to have been owing to the Port Authority as the result of Port Authority audit findings shall consist of each late charge period following the date the unpaid amount should have been paid under this Permit. Each late charge shall be payable immediately upon demand made at any time therefor by the Port Authority. No acceptance by the Port Authority of payment of any unpaid amount or of any unpaid late charge amount shall be deemed a waiver of the right of the Port Authority to payment of any late charge or late charges payable under the provisions of this Section with respect to such unpaid amount. Nothing in this Section is intended to, or shall be deemed to, affect, alter, modify or diminish in any way (i) any rights of the Port Authority under this Permit, including without limitation the Port Authority's rights set forth in Section 13 of these Terms and Conditions or (ii) any obligations of the Permittee under this Permit. In the event that any late charge imposed pursuant to this Section shall exceed a legal maximum applicable to such late charge, then, in such event, each such late charge payable under this Permit shall be payable instead at such legal maximum.

29. (a) Without limiting the generality of any of the provisions of this Permit, the Permittee, for itself, its successors in interest and assigns, as a part of the consideration hereof, does hereby agree that (1) no person on the grounds of race, creed, color, national origin or sex shall be excluded from participation in, denied, the benefits of, or be otherwise subject to discrimination in the use of any Space and the exercise of any privileges under this Permit, (2) that in the construction of any improvements on, over, or under any Space under this Permit and the furnishing of services thereon by it, no person on the grounds of race, creed, color, national origin or sex shall be excluded from participation in, denied the benefits of, or otherwise be subject to discrimination, (3) that the Permittee shall use any Space and exercise any privileges under this Permit in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended, and any other present or future laws, rules, regulations, orders or directions of the United States of America with respect thereto which from time to time may be applicable to the Permittee's operations thereat, whether by reason of agreement between the Port Authority and the United States Government or otherwise.

Terms and Conditions

      (b) The Permittee shall include the provisions of paragraph (a) of this
Section in every agreement or concession it may make pursuant to which any person or persons, other than the Permittee, operates any facility at the Heliport providing services to the public and shall also include therein a provision granting the Port Authority a right to take such action as the United States may direct to enforce such provisions.

      (c) The Permittee's noncompliance with the provisions of this Section shall constitute a material breach of this Permit. In the event of the breach by the Permittee of any of the above non-discrimination provisions, the Port Authority may take appropriate action to enforce compliance or by giving twenty-four (24) hours' notice, may revoke this Permit and the permission hereunder; or may pursue such other remedies as may be provided by law; and as to any or all of the foregoing, the Port Authority may take such action as the United States may direct.

      (d) The Permittee shall indemnify and hold harmless the Port Authority from any claims and demands of third persons including the United States of America resulting from the Permittee's noncompliance with any of the provisions of this Section and the Permittee shall reimburse the Port Authority for any loss or expense incurred by reason of such noncompliance.

      (e) Nothing contained in this Section shall grant or shall be deemed to grant to the Permittee the right to transfer or assign this Permit, to make any agreement or concession of the type mentioned in paragraph (b) hereof, or any right to perform any construction on the Space under the Permit.

30. The Permittee assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart
E. The Permittee assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart. The Permittee assures that it will require that its covered suborganizations provide assurances to the Permittee that they similarly will undertake affirmative action programs and that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.

31. The Permittee shall observe and obey (and compel its officers, employees, guests, invitees, and those doing business with it, to observe and obey) the Rules and Regulations of the Port Authority now in effect, and such further reasonable Rules and Regulations which may from time to time during the effective period of this Permit, be promulgated by the Port Authority for reasons of safety, health, preservation of property or maintenance of a good and orderly appearance of the Heliport. The Port Authority agrees that except in the case of an emergency it shall give notice to the Permittee of every Rule and Regulation hereafter adopted by it at least five days before the Permittee shall be required to comply therewith.

32. The Permittee shall provide (unless the Port Authority shall elect to do so in which case the cost thereof shall be paid by the Permittee to the Port Authority on demand) and its employees shall conspicuously wear or carry and produce on demand badges or other suitable

Terms and Conditions
means of identification. The badges or means of identification shall be as required by the Manager of the Heliport. The Manager of the Heliport shall have the right to impose a charge of up to $50 for each replacement of a lost or damaged badge or means of identification which sum shall be payable to the Port Authority at the time of such replacement.

33. (a) The Permittee shall procure all licenses, certificates, permits or other authorization from all governmental authorities, if any, having jurisdiction over the Permittee's operations at the Heliport which may be necessary for the Permittee's operations thereat.

      (b) The Permittee shall pay all taxes, license, certification, permit and examination fees and excises which may be assessed, levied, exacted or imposed on its property or operations at the Heliport or on the gross receipts or income therefrom, and shall make all applications, reports and returns required in connection therewith.

      (c) The Permittee shall promptly observe, comply with and execute the provisions of any and all present and future governmental laws, rules, regulations, requirements, orders and directions which may pertain or apply to the Permittee's operations at the Heliport.

      (d) The Permittee's obligations to comply with governmental requirements are provided herein for the purpose of assuring proper safeguards for the protection of persons and property at the Heliport and are not to be construed as a submission by the Port Authority to the application to itself of such requirements or any of them.

34. (a) The Permittee shall promptly observe, comply with and execute the provisions of any and all present and future rules and regulations, requirements, orders and directions of the National Board of Fire Underwriters and The Fire Insurance Rating Organization of New York, and any other body organization exercising similar functions which may pertain or apply to the Permittee's operations hereunder. If by reason of the Permittee's failure to comply with the provisions of this Section, any fire insurance, extended coverage or rental insurance rate on the Heliport or any part thereof or upon the contents of any building thereon shall at any time be higher than it otherwise would be, then the Permittee shall on demand pay the Port Authority that part of all fire insurance premiums paid or payable by the Port Authority which shall have been charged because of such violation by the Permittee.

      (b) the Permittee shall not do or permit to be done any act which

            (i) will invalidate or be in conflict with any fire insurance policies covering the Heliport or any part thereof or upon the contents of any building thereon, or

            (ii) will increase the rate of any fire insurance, extended coverage or rental insurance on the Heliport or any part thereof or upon the contents of any building thereon, or

            (iii) in the opinion of the Port Authority will constitute a hazardous condition, so as to increase the risks normally attendant upon the operations contemplated by this Permit, or

Terms and Conditions

            (iv) may cause or produce upon the Heliport any unusual noxious or objectionable smokes, gases, vapors or odors, or

            (v) may interfere with the effectiveness or accessibility of the drainage and sewerage system, fire protection system, sprinkler system, alarm system, fire hydrants and hoses, if any, installed or located or to be installed or located in or on the Heliport, or

            (vi) shall constitute a nuisance in or on the Heliport or which may result in the creation, commission or maintenance of a nuisance in or on the Heliport.

      (c) For the purpose of this Section 34 "Heliport" includes all structures located thereon.

35. If any type of strike or other labor activity is directed against the Permittee at the Heliport or against any operations pursuant to this Permit resulting in picketing or a boycott for a period of at least forty-eight (48) hours which, in the opinion of the Port Authority, adversely affects or is likely adversely to affect the operation of the Heliport or the operations of other permittees, lessees or licensees thereat, whether or not the same is due to the fault of the Permittee, and whether caused by the employees of the Permittee or by others, the Port Authority may at any time during the continuance thereof, by twenty-four (24) hours' notice, revoke this Permit effective at the time specified in the notice. Revocation shall not relieve the Permittee of any liabilities or obligations hereunder which shall have accrued on or prior to the effective date revocation.

36. Except as hereinafter provided in this Section 36, the Port Authority shall, without additional charge, furnish the following to the Permittee in the
Space:

      (a) Heat, to an even and comfortable working temperature during the months of November to April, inclusive; and

      (b) Electricity for illumination only by which is meant the energizing of incandescent and fluorescent bulbs (to be supplied by the Permittee) through existing wires, conduits and outlets, if any.

      The Port Authority shall also, without additional charge, furnish non-exclusive toilet and washroom facilities for the employees of the Permittee.

      The Permittee shall pay the Port Authority upon demand the actual cost of extermination service, if any, provided by the Port Authority in the Space. This paragraph does not impose an obligation on the Port Authority to furnish such service.

      The Port Authority shall be under no obligation to furnish any of the above services if and to the extent and during any period that the furnishing of any such services or the use of any component necessary therefor shall be prohibited or rationed by any federal, state or municipal

Terms and Conditions
law, rule, regulation, requirement, order or direction and if the Port Authority deems it in the public interest to comply therewith, even though such law, rule, regulation, requirement, order or direction may not be mandatory on the Port Authority as a public agency.

      Any failure, delay or interruption, including without limitation thereto any failure, delay or interruption under the preceding paragraph of this Section, in supplying agreed services (whether or not a separate charge is made therefor) shall not relieve the Permittee of any obligations hereunder and (unless resulting from the willful affirmative acts of the Port Authority and continuing for a period of five days after notice to the Port Authority) shall not be grounds for any claim by the Permittee for damages, consequential or otherwise.

37. Neither the Commissions of the Port Authority nor any of them, nor any officer, agent or employee thereof shall be charged personally by the Permittee with any liability, or held personally liable to it, under any term or provision of this Permit, or because of its execution or attempted execution, or because of any breach or alleged or attempted breach hereof or otherwise.

38. The Permittee shall not make any alterations to or of the Space, including any installation therein affixed thereto, or use any electrical equipment or device therein, except with the prior written express consent of the Port Authority and then subject to and in accordance with the terms and conditions imposed by any such consent.

39. This Permit, including the attached endorsement(s), if any, constitutes the entire agreement of the Port Authority and the Permittee on the subject matter hereof. The Permit may not be changed, modified, discharged or extended, except by written instrument duly executed on behalf of the Port Authority and the Permittee. The Permittee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing herein.

Terms and Conditions

            (a) Upon the execution of this Permit by the Permittee and delivery thereof to the Port Authority, the Permittee shall deposit with the Port Authority (and shall keep deposited throughout the effective period of the permission under this Permit) the sum of Three Thousand Three Hundred Dollars and No Cents ($3,300.00) either in cash, or bonds of the United States of America, or of the State of New Jersey, or of the State of New York, or of the Port Authority of New York and New Jersey, having a market value of that amount, as security for the full, faithful and prompt performance of and compliance with, on the part of the Permittee, all of the terms, provisions, covenants and conditions of this Permit on its part to be fulfilled, kept, performed or observed. Bonds qualifying for deposit hereunder shall be in bearer form but if bonds of that issue were offered only in registered form, then the Permittee may deposit such bonds or bonds in registered form, provided, however, that the Port Authority shall be under no obligation to accept such deposit of a bond in registered form unless such bond has been re-registered in the name of the Port Authority (the expense of such re-registration to be borne by the Permittee) in a manner satisfactory to the Port Authority. The Permittee may request the Port Authority to accept a registered bond in the Permittee's name and if acceptable to the Port Authority the Permittee shall deposit such bond together with an irrevocable bond power (and such other instruments or other documents as the Port Authority may require) in form and substance satisfactory to the Port Authority. In the event the deposit is returned to the Permittee any expenses incurred by the Port Authority in re-registering a bond to the name of the Permittee shall be borne by the Permittee. In addition to any and all other remedies available to it, the Port Authority shall have the right, at its option, at any time and from time to time, with or without notice, to use the deposit or any part thereof in whole or partial satisfaction of any of its claims or demands against the Permittee. There shall be no obligation on the Port Authority to exercise such right and neither the existence of such right nor the holding of the deposit itself shall cure any default or breach of this Agreement on the part of the Permittee. With respect to any bonds deposited by the Permittee, the Port Authority shall have the right, in order to satisfy any of its claims or demands against the Permittee, to sell the same in whole or in part, at any time, and from time to time, with or without prior notice at public or private sale, all as determined by the Port Authority, together with the right to purchase the same at such sale free of all claims, equities or rights of redemption of the Permittee. The Permittee hereby waives all right to participate therein and all right to prior notice or demand of the amount or amounts of the claims or demands of the Port Authority against the Permittee. The proceeds of every such sale shall be applied by the Port Authority first to the costs and expenses of the sale (including but not limited to advertising or commission expenses) and then to the amounts due the Port Authority from the Permittee. Any balance remaining shall be retained in cash toward bringing the deposit to the sum specified above. In the event that the Port Authority shall at any time or times so use the deposit, or any part thereof, or if bonds shall have been deposited and the market value thereof shall have declined below the above-mentioned amount, the Permittee shall,

Standard Endorsement No. 23.1 (Page 1)
SECURITY DEPOSIT
All Facilities
6/12/87
on demand of the Port Authority and within two (2) days thereafter, deposit with the Port Authority additional cash or bonds so as to maintain the deposit at all times to the full amount above stated, and such additional deposits shall be subject to all the conditions of this Standard Endorsement. After the expiration or earlier revocation or termination of the effective period of the permission under this Permit, and upon condition that the Permittee shall then be in no wise in default under any part of this Permit, and upon written request therefor by the Permittee, the Port Authority will return the deposit to the Permittee less the amount of any and all unpaid claims and demands (including estimated damages) of the Port Authority by reason of any default or breach by the Permittee of this Permit or any part thereof. The Permittee agrees that it will not assign or encumber the deposit. The Permittee may collect or receive any interest or income earned on bonds and interest paid on cash deposited in interest-bearing bank accounts, less any part thereof or amount which the Port Authority is or may hereafter be entitled or authorized by law to retain or to charge in connection therewith, whether as or in lieu of an administrative expense, or custodial charge, or otherwise; provided, however, that the Port Authority shall not be obligated by this provision to place or to keep cash deposited hereunder in interest-bearing bank accounts.

Standard Endorsement No. 23.1 (Page 2)
SECURITY DEPOSIT
All Facilities
6/12/87

                              SPECIAL ENDORSEMENTS

            1. The Area A shall be used by the Permittee in connection with its business of conducting scheduled helicopter service between the Heliport and John F. Kennedy International Airport, Newark Liberty International Airport and LaGuardia Airport and for no other use or purpose whatsoever.

            2. Omitted

            3. It is understood that the purposes and privileges granted in Special Endorsements Nos. 1 and 2 are non-exclusive and shall not be construed to prevent or limit the granting of similar privileges at the Heliport to another or others, and neither the granting to others of rights and privileges granted hereunder nor the existence of agreements by which similar rights and privileges have been previously granted to others shall constitute or be construed to constitute a violation or breach of the permission herein granted.

            4. Omitted

            5. The Permittee shall pay to the Port Authority an Area A Fee in the amount of Seven Hundred Eighty-one Dollars and Thirty-three Cents ($781.33) per month payable in advance on December 1, 2004 and on the first day of each and every calendar month thereafter during the period of permission granted under the Permit. (g)

                  All payments hereunder are to be made to The Port Authority of New York and New Jersey, P. 0. Box 95000-1517, Philadelphia, Pennsylvania 19195-1517, or via the following wire transfer instructions (for basic fees):

            Bank: Commerce Bank
            Bank ABA Number: 026013673

or to such other address as may hereafter be substituted therefor by the Port Authority from time to time, by notice to the Permittee.

                  If the permission granted hereunder becomes effective on a date other than the first day of a calendar month or expires or is revoked or terminated on a date other than the last day of a calendar month, the fee payable for the part of the month during which the permission is in effect shall be computed by prorating the monthly fee on a daily basis, using the exact number of days in the month involved.

            6. The Port Authority shall have the right at any time and as often as it may consider necessary to inspect the activities and operations of the Permittee hereunder. Upon request of the Port Authority, the Permittee shall demonstrate any activity being carried on by the Permittee hereunder.

            7. Omitted

US Helicopter Corporation - AX-776

                              SPECIAL ENDORSEMENTS

            8. (a) The Permittee hereby certifies that its Federal Tax Identification Number is 27-0096927 for the purposes of Standard Endorsement No. 23.1.

                  (b) The Permittee acknowledges and agrees that the Port Authority reserves the right, at its sole discretion, to adjust at any time and from time to time upon fifteen (15) days notice to the Permittee, the security deposit amount as set forth in paragraph (a) of Standard Endorsement No. 23.1. Not later than the effective date set forth in said notice the Permittee shall deposit with the Port Authority the new security deposit amount as set forth in said notice which new amount shall thereafter constitute the security deposit subject to said Standard Endorsement No. 23.1.

            9. Paragraph (a) to Section 8 of the Terms and Conditions shall be deemed deleted and the following new paragraph (a) shall be deemed substituted in lieu therof and shall read as follows:

      "(a) The Permittee, in its own name as insured and with the Port Authority included as an additional insured, shall obtain, maintain in effect and pay the premiums during the effective period of the permission granted hereunder policies of commercial general liability insurance. Each of such policies of commercial general liability insurance shall provide a combined single limit of at least $2,000,000, covering property damage and bodily injury, including death, per occurrence. The said policies of insurance shall also provide or contain a contractual liability endorsement covering the obligations assumed by the Permittee under paragraph (b) of Section 3 hereof, none of the foregoing to contain any care, custody or control exclusions or any exclusion for bodily injury to or sickness, disease or death of any employee of the Permittee which would conflict with or in any way impair coverage on the contractual liability endorsement."

                                                       _________________________
                                                       For the Port Authority

                                   Initialed:

                                                       /s/ GJM Jr.
                                                       -------------------------
                                                       For the Permittee

US Helicopter Corporation - AX-776

                                  [FLOOR PLAN]